Exhibit 10.23


                           SCHEDULE IDENTIFYING OTHER
                         EXECUTIVE RETENTION AGREEMENTS
                      OMITTED FROM THIS REPORT ON FORM 10-K

The Registrant has also entered into Executive Retention Agreements with Morris Goodwin Jr., Lois M. Martin, Thomas W. VanHimbergen and Sonia W. St. Charles. Apart from the names of the parties thereto and, with respect to Ms. St. Charles, the dates of execution, these agreements are substantially identical to the Agreements between the Registrant and John H. LeFevre, a copy of which was filed as Exhibit 10.6 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.